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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2003
                                                          --------------

                        Commission file number: 33-57981
                                                --------

A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

            Worthington Industries, Inc. Deferred Profit Sharing Plan


B. Name of issuer of the securities held pursuant to the plan and address of its principal executive office:

                           Worthington Industries, Inc.
                           1205 Dearborn Drive
                           Columbus, Ohio  43085



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Item 5.  Other Events and Regulation FD Disclosure.

         CHANGE IN INDEPENDENT AUDITORS FOR THE WORTHINGTON INDUSTRIES, INC. DEFERRED PROFIT SHARING PLAN:

         Ernst & Young LLP ("Ernst & Young") has been the independent auditor of the financial statements of the Worthington Industries, Inc. Deferred Profit Sharing Plan (the "Plan"). By letter dated April 21, 2003, Ernst & Young resigned as independent auditors for the Plan and the client relationship between Ernst & Young and the Plan has ceased. Ernst & Young has provided and continues to provide outsourced internal audit services to Worthington Industries, Inc. (the "Company"), which is the issuer of certain of the securities held pursuant to the Plan.

         Accordingly, PricewaterhouseCoopers LLP has been engaged as the independent auditors of the Plan's financial statements commencing with the audit of the financial statements for the plan year ended December 31, 2002. The Administrative Committee which administers the Plan authorized the change in independent auditors for the Plan effective as of April 21, 2003.

         The reports of independent auditors issued by Ernst & Young on the financial statements of the Plan as of and for the plan years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, during the Plan's two most recent plan years ended December 31, 2002, and during the subsequent interim period through April 21, 2003, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure in respect of the Plan, which, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports on the Plan's financial statements.

         None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred in respect of the Plan during the Plan's two most recent plan years ended December 31, 2002, or during the subsequent interim period through April 21, 2003.

         The Company provided Ernst & Young with a copy of the foregoing disclosures and a letter from Ernst & Young dated April 24, 2003, confirming its agreement with these disclosures is attached to this Current Report on Form 8-K as Exhibit 99.

         During the Plan's two most recent plan years ended December 31, 2002 and during the subsequent interim period through April 21, 2003, neither the Administrative Committee which



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administers the Plan nor anyone else on the Plan's behalf consulted with
PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, in respect of the Plan or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K as they may relate to the Plan.


Item 7.  Financial Statements and Exhibits.

         (a) and (b) Not Applicable

         (c) Exhibit: The following exhibit is being filed herewith:
             -------

         Exhibit No.       Description
         -----------       -----------

            99 Letter from Ernst & Young LLP regarding change in independent auditors for the Worthington Industries, Inc. Deferred Profit Sharing Plan




                  [Remainder of page intentionally left blank;
                         signature on following page.]




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrative Committee which administers the Worthington Industries, Inc. Deferred Profit Sharing Plan has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WORTHINGTON INDUSTRIES, INC.
                                      DEFERRED PROFIT SHARING PLAN


Dated: April 24, 2003                 By: /s/ Dale T. Brinkman
                                          --------------------------------------

                                      Printed Name: Dale T. Brinkman
                                                    ----------------------------

                                      Title: Member of the Administrative
                                             -----------------------------------
                                             Committee which administers the
                                             -----------------------------------
                                             Worthington Industries, Inc.
                                             -----------------------------------
                                             Deferred Profit Sharing Plan
                                             -----------------------------------






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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated April 24, 2003




Exhibit No.       Description
-----------       -----------

    99 Letter from Ernst & Young LLP regarding change in independent auditors for the Worthington Industries, Inc. Deferred Profit Sharing Plan





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